Exhibit 99.2

Investor Fact Sheet Chicken Soup for the Soul Entertainment, Inc. (Nasdaq: CSSE) Company Overview Chicken Soup for the Soul Entertainment, Inc. is a growing media company building online video on - demand (“VOD”) networks that provide positive and entertaining video content for all screens. The company also curates, produces and distributes long - and short - form video content that brings out the best of the human spirit, and distributes the online content of its affiliate, A Plus. The company is aggressively growing its business through a combination of organic growth, licensing and distribution arrangements, acquisitions, and strategic relationships. The company is also expanding its partnerships with sponsors, television networks and independent producers. The company’s subsidiary, Screen Media, is a leading global independent television and film distribution company that owns one of the largest independently owned television and film libraries. The company also owns Popcornflix ® , a popular online advertiser - supported VOD (“AVOD”) network, and four additional AVOD networks that collectively have rights to exhibit thousands of movies and television episodes. Chicken Soup for the Soul Entertainment is a subsidiary of Chicken Soup for the Soul, LLC. Select Financials and Facts Nasdaq: Closing Price at 6 / 26 /18: 52 - Week Range: Diluted Shares O/S: Est. Public Float: Market Cap ( 6 / 2 6/18 ): Enterprise Value ( 6 /2 6 /18 ): FY ‘17 Pro Forma Revenue: CSSE $ 9.74 $6.19 - 13.26 11.7 M 3.5 M $ 113.1 M $ 113.0 M $ 1 9 . 8 M 2 Fiscal Year - end: 12/31 Income Statement Highlights US$ in M Q 1 201 8 Q 1 201 7 % chg FY 2017 Actual FY 2017 Pro Forma 2 FY 2016 Actual % chg FY 2018 Guidance 3 Revenues $ 6.0 $ 1.4 +329% $11. 0 $19. 8 $8.1 +144% $36.0 Op income ($0.2) $0.5 - 40% $ 1.7 1 Not reported $1.8 N/A N/A Net income ($0.6) ($0.1) - 321% $ 22. 8 1 Not reported $0.8 N/A N/A Adjusted EBITDA $1.7 $0.7 +143% $28. 3 $7.3 $3.8 +92% $18.0 Investor Relations Contact: Hayden IR James Carbonara (646) 755 - 7412 E - mail: james@haydenir.com Website: www.haydenir.com Balance Sheet Highlights US$ in millions 12 /31/1 7 3 /31/1 8 3/31/18 PF 4 Cash & Equivalents $2.2 $1.8 $21.0 Debt $1.5 $1.7 $7.2 Shareholders’ equity $54.7 $54.4 $68.0 1. Includes $24.3M one - time, pre - tax gain on the purchase of Screen Media in November 2017 2. 2017 pro forma results include Screen Media as if it had been owned for the full year 3. Guidance was affirmed by the company on March 27, 2018 Investment Highlights • Online video on - demand (VOD) entertainment with brand - consistent and positive content that is advertising supported and subscription based • Globally recognized, positive brand with a unique, actively engaged fan base • Entertainment industry is being disrupted by streaming video • Core production and distribution businesses provide a strong foundation for faster growing online video on - demand networks • Transformative acquisition of Screen Media substantially enhances portfolio of assets, advances strategy and increases revenue and EBITDA visibility • Rapidly growing and diversified revenue streams and solid balance sheet • 2018 guidance of $36 million in revenue and $18 million in EBITDA Chicken Soup for the Soul Entertainment, Inc. E - mail: csse@haydenir.com Website: https://cssentertainment.com/ Business Overview • Advertiser supported and subscription - based • Popcornflix: (“VOD”) network with rights to >3,000 films & 60 TV series • A Plus: positive journalism, online network sharing written and video stories • Television and online video series that bring out the best in the human spirit • Funded by outside parties covering more than the production costs • Worldwide Television series and films • Rights to more >1,200 TV series and feature films • One of the largest independently - owned content libraries in the world • Assets valued at $31M CSS Entertainment provides online VOD entertainment with brand consistent, positive content that is advertising - supported and subscription - based. CSS Entertainment supports this business through traditional distribution and production of television series. Production Traditional Distribution Online Video On - Demand Networks 1 2 3 4. Includes bank loan and perpetual preferred closing 6/29/18 The information set forth on this fact sheet is not complete. The company files it quarterly, annual and other reports required by the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission (“SEC ”). These reports, and other filings made by the Company under the Securities Act of 1933, as amended, are available through th e SEC’s website at www.edgar.gov . Potential investors should review our reports and other filings for more complete information about our company, our financia l performance, risks faced by our businesses, and our management.

Growth Plan

Build and expand online video on-demand networks while using traditional distribution and series production to generate current revenue and EBITDA

Monetize through Production & Traditional Distribution

- Continue producing TV series using profitable business model
- Create content for online video on-demand networks
- Lower content costs
- Generate revenue and profit as networks grow

Expand Online VOD Offerings

Grow online video on-demand networks under CSS brand

- Library has grown to over 111 30-minute original episodes to date

Acquisitions

Accelerate VOD growth by selectively acquiring:

- Content libraries
- Digital publishers with related content
- Stand-alone video on-demand networks

Operating Metrics

- Consumers: ad-supported and subscription-based
- Advertising minutes filled
- eCPM
- Subscription price

Entertainment Ecosystem



Digital Footprint
Global Distribution
SCREEN MEDIA FILMS
Chicken Soup for the Soul Entertainment
Our Ecosystem
OTT (PopcornFlix, FrightPix, Comedy and Kids)
popcornflix
Independent Film Library
TV Networks & Production Companies
CAA

Brand Strength

Chicken Soup for the Soul stands for hope, comfort and positivity with a highly-prized female demographic

>250 Book Titles
Published over 25 years

25,000+ Stories
Published

500M Books
Sold Worldwide

10—12 New Titles
Published each year

Senior Management

William J. Rouhana, Jr. Chairman and Chief Executive Officer, CSS Entertainment - Leader in the media, entertainment and communications industries for more than 35 years. Founder and CEO of Winstar Communications, a wireless broadband pioneer with $1 billion in revenue.

Scott W. Seaton Vice Chairman and Chief Strategy Officer, CSS Entertainment - 25 years of media and telecommunications investment banking experience. Managing – Credit Suisse First Boston, Bank of America, Oppenheimer & Co.

Dan Pess Chief Financial Officer, CSS - 35 years financial experience in public and private companies. Completed 4 IPO's and several mergers and acquisitions

Elana Sofko Chief Operating Officer, CSS Entertainment - 25 years of experience across multiple media platforms. Vice President, Digital Business Development and Operations at World Wresting Entertainment and previous experience at ESPN, Nokia, A&E Television Networks and Sirius Satellite Radio

Susan Kravitz Executive Vice President of Sales and Strategic Sponsorships, CSS Entertainment - 20+ years of experience as an accomplished sales leader and revenue generator. SVP of National Digital Sales at Townsquare, and held senior sales roles at Discovery Communications, Meredith, OMD, Brightline

Michael Winter Senior Vice President of Development and Programming, CSS Entertainment - More than 15 years of experience in the television industry. Director of Programming at Scripps Networks, and previous experience at Jupiter Entertainment, Leopard Films, Versus Outdoor Life Network, MTV, TLC, VH1, DreamWorks and ABC

Lou Occhicone Senior Vice President of Business Affairs and Distribution, CSS Entertainment - 20+ years of programming, distribution and operations experience •Held senior consultative and executive positions at production and distribution companies driving content distribution globally

The foregoing compilation relates to Chicken Soup for the Soul Entertainment, Inc. and contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. When used in this document, the words "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to Chicken Soup for the Soul Entertainment, Inc. or its management, are intended to identify such forward-looking statements. Chicken Soup's actual results, performance or achievements could differ materially from the results expressed in, or implied by these forward-looking statements. For more detailed information the reader is referred to Chicken Soup's Form 10-K and other related documents filed with the Securities and Exchange Commission. This does not constitute an offer to buy or sell securities by the Company and is meant purely for informational purposes. Hayden IR (HIR) its affiliates, officers, directors, subsidiaries and agents have been compensated by the Company for the creation of this document. In preparing this information, HIR has relied upon information received from the Company, which, although believed to be reliable, cannot be guaranteed. This information is not an endorsement of the Company by HIR. HIR is not responsible for any claims made by the Company. You should independently investigate and fully understand all risks before investing.